Exhibit 10.1

Subscription Intent Agreement

This Subscription Intent Agreement (the "Agreement") is entered into by the following parties on July 14, 2018.
Party A: Heilongjiang Xinda Enterprise Group Company Limited, a limited liability company duly incorporated and existing under the laws of the People's Republic of China with its registered address at No. 9, Dalian North Road, Concentration Area, Haping Road, Economic Development Zone, Harbin, Heilongjiang.
Party B: Changmu Investment (Beijing) Co., Ltd., a limited liability company duly incorporated and existing under the laws of People's Republic of China with its registered address at Suite 08A, 08B, 09A, 2201, Floor 19, Building 1, Block 5, Guanghua Road, Chaoyang District, Beijing.
Party C: Xinda Holding (HK) Company Limited, a limited liability company duly incorporated and existing under the laws of Hong Kong with its registered address at Room 3606, Building 36, Central Center, No. 99 Queen's Road, Central, Hong Kong.
 (Party A, Party B, and Party C shall be referred to individually as a Party and collectively as the "Parties")
Whereas,
1. Party A is a limited liability company incorporated in Harbin and existing under the laws of the People's Republic of China with registered capital of RMB 336,600,000.
2. Party B is a limited liability company incorporated in Beijing and existing under the laws of the People's Republic of China with registered capital of RMB 220,000,000.
3. Party C is a company incorporated in Hong Kong and existing under the laws of Hong Kong holding 100% of shares of Party A.
4. All Parties agree after amicable negotiation that Party B shall inject RMB 500,000,000 ("Investment Amount") into Party A to subscribe for newly authorized registered capital of Party A, the amount of which is to be determined (the "Transaction").

After amicable negotiation, all Parties hereby agree on Parties' rights and obligations in the Transaction as follows.
I. Payment of the Investment Amount
Party B wired the Investment Amount to a bank account designated by Party A on June 29, 2018.
II. Parties' Rights and Obligations
1. All Parties hereby acknowledge and agree that Party B is entitled to hold the Investment Amount until definitive investment agreements on the Transaction, including but not limited to Capital Injection Agreement, are entered into by all Parties ("Investment Agreements").
2. Party A is obligated to arrange for personnel to complete relevant work for the Transaction to ascertain the percentage of shares held by Party A and other terms. Party B is obligated to cooperate, including but not limited to hiring an independent appraiser to evaluate Party A, providing any documents and files as requested by relevant government authorities, and signing relevant documents. Party A shall bear relevant costs related to the Transaction.
3. All Parties hereby acknowledge that execution of the Investment Agreements shall be subject to obtaining internal approvals of Parties and their affiliates and permits of relevant government authorities necessary for consummation of the Transaction. The execution of the Investment Agreements shall also comply with all applicable laws and regulations.
4. If Parties cannot enter into the Investment Agreements by September 30, 2018, Party A shall return all the Investment Amount in a lump sum to a bank account designated by Party B by October 7, 2018.
III. Representation and Warranties of all Parties
1. Party A hereby represents and warrants to Party B:
（1） Party A is an independent corporate legal person duly incorporated under laws of the People's Republic of China and has completed all registration filings. Party A is validly existing and in good standing in the People's Republic of China.
（2） Party A has all requisite corporate power and authority to execute and perform this Agreement.

（3） The execution and performance of this Agreement is not in violation of or conflict with (i) any provisions of Party A's memorandum of association or other constitutional documents or (ii) any provisions of agreements binding on Party A.
2. Party B hereby represents and warrants to Party A and Party C:
(1)      Party B is an independent corporate legal person duly incorporated under laws of the People's Republic of China and has completed all registration filings. Party B is validly existing and in good standing in the People's Republic of China.
(2)      Party B has all requisite corporate power and authority to execute and perform this Agreement.
(3)     The execution and performance of this Agreement is not in violation of or conflict with (i) any provisions of Party B's memorandum of association or other constitutional documents or (ii) any provisions of agreements binding on Party B.
3. Party C hereby represents and warrants to Party B:
(1)      Party C is an independent corporate legal person duly incorporated under laws of the Hong Kong and has completed all registration filings. Party C is validly existing and in good standing in Hong Kong.
(2)      Party C has all requisite corporate power and authority to execute and perform this Agreement.
(3)      The execution and performance of this Agreement is not in violation of or conflict with (i) any provisions of Party C's memorandum of association or other constitutional documents or (ii) any provisions of agreements binding on Party C.
IV. Liabilities of Breach
1. Any Party is entitled to terminate this Agreement in writing and free from any liabilities in the event that this Agreement cannot be enforced and must be terminated due to any law enforcement, force majeure, and other circumstances resulting in non-completion of the capital injection.

2. All Parties shall fully perform this Agreement after execution of this Agreement. If any Party of this Agreement breaches any material obligations and covenants hereof or any Party's representations and warranties hereof are untrue in material respects (the "Breaching Party") so that other Parties cannot fulfill the purpose of executing this Agreement, the Breaching Party shall be liable for the breach.
3. If any Breaching Party causes any damages and losses for other Parties, the Breaching Party shall indemnify other Parties' damages and losses and shall keep performing this Agreement as requested by the Breaching Party.
V. Dispute Resolution
1. The establishment, effectiveness, interpretation, performance and dispute resolution of this Agreement shall be governed by laws of the People's Republic of China.
2. All Parties shall settle any disputes of execution and performance of this Agreement through amicable negotiation. If the dispute cannot be settled through amicable negotiation, any Party can submit the dispute to a court of competent jurisdiction.
VI. Effectiveness, Amendment and Termination
1. This Agreement shall become effective upon the date of signing or seal by the legal representative or authorized signatory of any Party.
2. Unless otherwise agreed hereby, this Agreement may only be amended or terminated by all Parties in writing in advance.
3. Amendment or termination of this Agreement shall not affect or impair any Party's rights to indemnification.
VII. Miscellaneous
1. All Parties shall enter into the Investment Agreements as soon as practical after execution of this Agreement through further negotiation on unresolved matters. Such Investment Agreements constitute an integral part of this Agreement.

2. Invalidity of any provision of this Agreement does not affect or impair the validity of other provisions.
3. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. Partial assertion of any rights hereunder does not waive any other rights hereunder.
4. This Agreement is written in Chinse and may be executed in three counterparts with each Party holding one. Each of the three counterparts shall be deemed an original and have the same effectiveness.
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Signature Page of the Subscription Intent Agreement
Heilongjiang Xinda Enterprise Group Company Limited(Seal)
________________________________
Legal Representative or Authorized Signatory (Signature)

Signature Page of the Subscription Intent Agreement
Changmu Investment (Beijing) Co., Ltd.(Seal)
________________________________
Legal Representative or Authorized Signatory (Signature)

Signature Page of the Subscription Intent Agreement
Xinda Holding (HK) Company Limited (Seal)
________________________________
Legal Representative or Authorized Signatory (Signature)